CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of HIMCO Variable Insurance Trust (the “Registrant”), does hereby certify, to such officer’s knowledge, that:

The semi-annual report on Form N-CSR of the Registrant for the period ending 06/30/2015 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 11, 2017	By:	/s/ Matthew Poznar
Matthew Poznar
President

Date: August 11, 2017	By:	/s/ Peter Sannizzaro
Peter Sannizzaro
Treasurer

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Report with the Commission.